Exhibit 99.1

 Signature [PLEASE SIGN WITHIN BOX]  Date  Signature (Joint Owners)  Date  TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  KEEP THIS PORTION FOR YOUR RECORDS  DETACH AND RETURN THIS PORTION ONLY  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.  V81258-[TBD]  1. Approval of the issuance of shares of common stock, par value $0.01 per share, of Huntington Bancshares Incorporated ("Huntington") pursuant to the Agreement and Plan of Merger, by and among Huntington, The Huntington National Bank and Cadence Bank (the "Huntington share issuance proposal").  2. Approval of the adjournment of the special meeting of Huntington shareholders, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there are not sufficient votes at the time of the special meeting of Huntington shareholders to approve the Huntington share issuance proposal or to ensure that any supplement or amendment to the accompanying joint proxy statement/prospectus is timely provided to holders of Huntington common stock (the "Huntington adjournment proposal").  For Against Abstain  ! ! !  ! ! !  Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.  NOTE: In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting and any adjournment or postponement thereof.  HUNTINGTON BANCSHARES INCORPORATED  The Board of Directors recommends you vote FOR the following proposals:  HUNTINGTON BANCSHARES INCORPORATED 41 SOUTH HIGH STREET  COLUMBUS, OHIO 43287  VOTE BY INTERNET  Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above  Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on January 5, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.  During The Meeting - Go to www.virtualshareholdermeeting.com/HBAN2026SM  You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.  VOTE BY PHONE - 1-800-690-6903  Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on January 5, 2026. Have your proxy card in hand when you call and then follow the instructions.  VOTE BY MAIL  If you received a hard copy of your proxy card, mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. For your mailed proxy card to be counted, we must receive it by 11:59 p.m. Eastern Time on January 5, 2026.  SCAN TO  VIEW MATERIALS & VOTE  

 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders:  The Notice and Proxy Statement are available at www.proxyvote.com.  V81259-[TBD]  HUNTINGTON BANCSHARES INCORPORATED SPECIAL MEETING OF SHAREHOLDERS  January 6, 2026 at 11:00 a.m. Eastern Time  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS  The undersigned hereby appoints Stephen D. Steinour, Zachary J. Wasserman and Marcy C. Hingst, or any of them, as proxies for the undersigned, with full power of substitution and re-substitution in each of them, to attend the Huntington Special Meeting of Shareholders to be held on January 6, 2026, virtually via the internet at 11:00 a.m. Eastern Time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.  The Board of Directors recommends a vote "FOR" Proposals 1 and 2.  This proxy card, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations for each of the proposals included herein. If any other matters properly come before the meeting, and any adjournment or postponement thereof, the persons named in the proxy will vote in their discretion on such matters.  Continued, and must be signed and dated on the other side